UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: March 31, 2010 (Date of earliest event reported)

Banyan Rail Services Inc. (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-9043 (Commission File Number)	36-3361229 (I.R.S. Employer Identification No.)

2255 Glades Road, Suite 342-W, Boca Raton, Florida (Address of principal executive offices)	33431 (Zip Code)

561-443-5300 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 31, 2010, Banyan Rail Services Inc. (the “Company”) filed an amendment to its certificate of incorporation with the State of Delaware regarding a one-for-ten reverse stock split of the Company’s common stock.  The reverse stock split was effected by FINRA on the OTC Bulletin Board (the “OTCBB”) on April 7, 2010.   To indicate the split, the OTCBB will append a “D” to the Company’s trading symbol and for a period of 20 business days the Company’s stock will trade under the symbol “BARAD.”  After 20 days, the symbol will revert to “BARA.”

The amendment to the certificate of incorporation was adopted by written consent of the holders of a majority of the outstanding shares of stock of the Company entitled to vote on the amendment as described in the Company’s information statement on Schedule 14C filed with the Securities and Exchange Commission on October 14, 2009.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

3.1	Certificate of Amendment of Certificate of Incorporation dated March 31, 2010

99.1	Press Release dated April 7, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Banyan Rail Services Inc.

By:	/s/ C. Lawrence Rutstein
Name: C. Lawrence Rutstein Title: Vice President of Administration and Secretary

Dated:  April 7, 2010

EXHIBIT INDEX

Exhibit Number	Description

3.1	Certificate of Amendment of Certificate of Incorporation dated March 31, 2010

99.1	Press Release dated April 7, 2010